Exhibit 99.2

Reinsurance Group of America, Incorporated®

Financial Supplement

Fourth Quarter 2011

(Unaudited)

World Headquarters	Internet address				Contacts:
1370 Timberlake Manor Parkway	www.rgare.com				Jack B. Lay
Chesterfield, Missouri 63017					Senior Executive Vice President
U.S.A.					and Chief Financial Officer
Phone: (636) 736-7000
Current Ratings					e-mail: jlay@rgare.com

		Standard & Poor’s	A.M. Best	Moody’s	John Hayden Sr. Vice President Controller & Investor Relations Phone: (636) 300-8828 e-mail: jhayden@rgare.com
Financial Strength Ratings
RGA Reinsurance Company		AA-	A+	A1
RGA Life Reinsurance Company of Canada		AA-	A+	NR
RGA International Reinsurance Company Limited		AA-	NR	NR
RGA Global Reinsurance Company Limited		AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated		A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

4th Quarter 2011

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Quarterly Financial Supplement	Page 1

Reinsurance Group of America, Incorporated

2012 Management Guidance

2012 Full-year Consolidated Operating Earnings per Diluted Share Guidance

Management projects 2012 operating income per diluted share to be within a range of $6.70 to $7.30. This guidance assumes an expected level of death claims, which are prone to normal short-term statistical fluctuations that can significantly affect results on quarterly and annual bases. Additionally, the guidance reflects adverse effects of approximately $0.55 and $0.15 per diluted share related to the adoption of new deferred acquisition cost accounting guidance and lower anticipated investment yields in 2012, respectively. Finally, the guidance assumes that Congress will pass an extension of the active financing exception legislation this year. If that legislation is not extended for any reason, the company estimates its tax provision would increase by approximately $15 million for the year, reducing earnings by approximately $0.20 per diluted share.

2012 Full-year Premium Growth Guidance

Segment	Original Currency Basis
U.S.	5% - 7%
Canada	7% - 9%
Asia Pacific	6% - 8%
Europe & South Africa	4% - 6%

Consolidated ($USD basis)	7% - 9%

2012 Full-year Projected Premium for Select Foreign Currencies

Foreign Currency	Millions
Australian Dollar	735 - 773
Canadian Dollar	892 - 938
Euro Dollar	125 - 131
British Pound Sterling	515 - 541
Japanese Yen	11,028 - 11,594
Korean Won	191,816 - 201,652
New Zealand Dollar	86 - 90
Taiwanese Dollar	2,341 - 2,461
South African Rand	776 - 816

Quarterly Financial Supplement	Page 2

Reinsurance Group of America, Incorporated

Financial Highlights

	Three Months Ended or As of					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands, except inforce & per share data)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Change
Net premiums	$2,034,716	$1,776,165	$1,788,676	$1,736,130	$1,801,899	$232,817	$7,335,687	$6,659,680	$676,007
Net income	158,531	147,385	132,888	160,816	196,712	(38,181)	599,620	574,402	25,218
Operating income	140,726	151,618	128,001	118,827	161,419	(20,693)	539,172	504,029	35,143
Operating return on equity (ex AOCI) - annualized	12.7%	14.1%	12.2%	11.5%	16.0%	-3.3%
Operating return on equity (ex AOCI) - trailing 12 months	12.6%	13.5%	13.2%	13.4%	13.2%	-0.6%
Total assets	32,104,032	31,183,454	30,659,277	29,510,019	29,081,908	3,022,124

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,348.5	$1,347.9	$1,343.2	$1,343.2	$1,340.5	$8.0
Canada	344.9	329.5	350.3	339.2	324.1	20.8
Europe & South Africa	513.4	515.0	529.7	497.8	467.6	45.8
Asia Pacific	457.6	422.8	435.6	407.7	408.1	49.5

Total Life Reinsurance in Force	$2,664.4	$2,615.2	$2,658.8	$2,587.9	$2,540.3	$124.1

Assumed New Business Production (in billions)
U.S.	$24.8	$30.1	$24.3	$31.3	$26.2	$(1.4)	$110.5	$142.2	$(31.7)
Canada	11.3	14.0	13.4	12.4	12.2	(0.9)	51.1	51.1	—
Europe & South Africa	24.9	38.7	47.6	37.1	28.5	(3.6)	148.3	103.6	44.7
Asia Pacific	74.0	27.9	9.7	7.4	13.1	60.9	119.0	30.7	88.3

Total New Business Production	$135.0	$110.7	$95.0	$88.2	$80.0	$55.0	$428.9	$327.6	$101.3

Per Share and Shares Data
Basic earnings per share
Net income	$2.16	$2.00	$1.80	$2.20	$2.68	$(0.52)	$8.15	$7.85	$0.30
Operating income	$1.92	$2.05	$1.73	$1.62	$2.20	$(0.28)	$7.33	$6.89	$0.44
Diluted earnings per share
Net income	$2.15	$1.98	$1.78	$2.18	$2.62	$(0.47)	$8.09	$7.69	$0.40
Operating income	$1.91	$2.04	$1.72	$1.61	$2.15	$(0.24)	$7.28	$6.75	$0.53

Wgt. average common shares outstanding (basic)	73,304	73,856	73,971	73,213	73,277	27	73,586	73,157	429
Wgt. average common shares outstanding (diluted)	73,812	74,254	74,530	73,836	75,052	(1,240)	74,108	74,694	(586)

Common shares issued	79,138	79,138	79,138	79,138	73,364	5,774	79,138	73,364	5,774
Treasury shares	5,770	5,871	5,062	5,341	1	5,769	5,770	1	5,769
Common shares outstanding	73,368	73,267	74,076	73,797	73,363	5	73,368	73,363	5

Book value per share	$83.65	$77.29	$71.88	$68.06	$68.71
Per share effect of accumulated other comprehensive income (AOCI)	$22.12	$17.81	$14.37	$12.18	$12.37
Book value per share, excluding AOCI	$61.53	$59.48	$57.51	$55.88	$56.34

Shareholder dividends paid	$13,189.3	$13,336.6	$8,870.7	$8,832.2	$8,830.3	$4,359.0	$44,228.8	$35,170.0	$9,058.8

Quarterly Financial Supplement	Page 3

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Net premiums	$2,034,716	$1,776,165	$1,788,676	$1,736,130	$1,801,899	$232,817	$7,335,687	$6,659,680	$676,007
Investment income, net of related expenses	304,511	268,210	337,436	371,040	355,227	(50,716)	1,281,197	1,238,660	42,537
Investment related gains (losses), net
OTTI on fixed maturity securities	(11,824)	(11,911)	(5,582)	(1,556)	(16,097)	4,273	(30,873)	(31,920)	1,047
OTTI on fixed maturity securities transferred to/from AOCI	543	3,089	292	—	(186)	729	3,924	2,045	1,879
Other investment related gains (losses), net	(36,183)	(130,778)	32,678	125,176	90,916	(127,099)	(9,107)	241,905	(251,012)

Total investment related gains (losses), net	(47,464)	(139,600)	27,388	123,620	74,633	(122,097)	(36,056)	212,030	(248,086)
Other revenue	56,456	90,132	50,477	51,645	42,370	14,086	248,710	151,360	97,350

Total revenues	2,348,219	1,994,907	2,203,977	2,282,435	2,274,129	74,090	8,829,538	8,261,730	567,808

Benefits and expenses:
Claims and other policy benefits	1,720,573	1,514,765	1,520,013	1,469,449	1,470,845	249,728	6,224,800	5,547,155	677,645
Interest credited	78,884	35,251	96,196	106,063	79,103	(219)	316,394	309,982	6,412
Policy acquisition costs and other insurance expenses	177,932	149,228	261,282	331,153	319,444	(141,512)	919,595	1,079,953	(160,358)
Other operating expenses	122,000	94,029	97,161	106,150	102,216	19,784	419,340	361,971	57,369
Interest expense	25,226	27,025	25,818	24,569	25,215	11	102,638	90,996	11,642
Collateral finance facility expense	3,019	3,069	3,101	3,202	2,049	970	12,391	7,856	4,535

Total benefits and expenses	2,127,634	1,823,367	2,003,571	2,040,586	1,998,872	128,762	7,995,158	7,397,913	597,245
Income before income taxes	220,585	171,540	200,406	241,849	275,257	(54,672)	834,380	863,817	(29,437)

Income tax expense	62,054	24,155	67,518	81,033	78,545	(16,491)	234,760	289,415	(54,655)

Net income	$158,531	$147,385	$132,888	$160,816	$196,712	$(38,181)	$599,620	$574,402	$25,218

Pre-tax Operating Income Reconciliation:
Income before income taxes	220,585	171,540	200,406	241,849	275,257	(54,672)	834,380	863,817	(29,437)
Investment and derivative losses (gains) - non-operating (1)	(5,360)	(221,194)	(40,152)	1,099	91,401	(96,761)	(265,607)	(76,672)	(188,935)
Change in value of modified coinsurance andfunds withheld embedded derivatives (1)	85,722	102,574	(10,525)	(90,535)	(43,780)	129,502	87,236	(160,274)	247,510
GMXB embedded derivatives (1)	(29,261)	260,239	25,860	(32,654)	(121,209)	91,948	224,184	28,786	195,398
Funds withheld losses (gains) - investment income	(194)	(9,806)	(7,185)	12,041	(8,240)	8,046	(5,144)	(20,424)	15,280
Funds withheld losses (gains) - policy acq. costs	47	1,034	1,793	(1,925)	793	(746)	949	2,443	(1,494)
EIA embedded derivatives - interest credited	9,490	37,539	21,011	(26,751)	(25,741)	35,231	41,289	9,897	31,392
EIA embedded derivatives - policy acq. costs	6,908	(3,664)	(2,073)	2,944	3,008	3,900	4,115	566	3,549
DAC offset, net	(82,837)	(107,709)	4,158	72,567	49,618	(132,455)	(113,821)	108,909	(222,730)
Gain on repurchase of collateral finance facility securities	(9,725)	(50,869)	—	(4,971)	—	(9,725)	(65,565)	—	(65,565)
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	—	—	—	4,391	—	—	4,391	—	4,391

Operating Income Before Income Taxes	$195,375	$179,684	$193,293	$178,055	$221,107	$(25,732)	$746,407	$757,048	$(10,641)

After-tax Operating Income Reconciliation:
Net Income	158,531	147,385	132,888	160,816	196,712	(38,181)	599,620	574,402	25,218
Investment and derivative losses (gains) - non-operating (1)	(4,904)	(144,836)	(26,361)	191	59,317	(64,221)	(175,910)	(50,810)	(125,100)
Change in value of modified coinsurance andfunds withheld embedded derivatives (1)	55,719	66,673	(6,841)	(58,848)	(28,457)	84,176	56,703	(104,178)	160,881
GMXB embedded derivatives (1)	(19,019)	169,155	16,809	(21,225)	(78,786)	59,767	145,720	18,711	127,009
Funds withheld losses (gains) - investment income	(126)	(6,374)	(4,671)	7,827	(5,356)	5,230	(3,344)	(13,276)	9,932
Funds withheld losses (gains) - policy acq. costs	31	672	1,165	(1,251)	515	(484)	617	1,588	(971)
EIA embedded derivatives - interest credited	6,169	24,400	13,657	(17,388)	(16,732)	22,901	26,838	6,433	20,405
EIA embedded derivatives - policy acq. costs	4,490	(2,381)	(1,348)	1,914	1,955	2,535	2,675	368	2,307
DAC offset, net	(53,844)	(70,011)	2,703	47,168	32,251	(86,095)	(73,984)	70,791	(144,775)
Gain on repurchase of collateral finance facility securities	(6,321)	(33,065)	—	(3,231)	—	(6,321)	(42,617)	—	(42,617)
Loss on retirement of PIERS	—	—	—	2,854	—	—	2,854	—	2,854

Operating Income	$140,726	$151,618	$128,001	$118,827	$161,419	$(20,693)	$539,172	$504,029	$35,143

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 4

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands, except per share data)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	vs. PY Quarter	Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Net premiums	$2,034,716	$1,776,165	$1,788,676	$1,736,130	$1,801,899	$232,817	$7,335,687	$6,659,680	$676,007
Investment income, net of related expenses	304,317	258,404	330,251	383,081	346,987	(42,670)	1,276,053	1,218,236	57,817
Investment related gains (losses), net	3,637	2,019	2,571	1,530	1,045	2,592	9,757	3,870	5,887
Other revenue	46,731	39,263	50,477	46,674	42,370	4,361	183,145	151,360	31,785

Total revenues	2,389,401	2,075,851	2,171,975	2,167,415	2,192,301	197,100	8,804,642	8,033,146	771,496

Benefits and expenses:
Claims and other policy benefits	1,720,573	1,514,765	1,520,013	1,469,449	1,470,845	249,728	6,224,800	5,547,155	677,645
Interest credited	69,394	(2,288)	75,185	132,814	104,844	(35,450)	275,105	300,085	(24,980)
Policy acquisition costs and other insurance expenses	253,814	259,567	257,404	257,567	266,025	(12,211)	1,028,352	968,035	60,317
Other operating expenses	122,000	94,029	97,161	101,759	102,216	19,784	414,949	361,971	52,978
Interest expense	25,226	27,025	25,818	24,569	25,215	11	102,638	90,996	11,642
Collateral finance facility expense	3,019	3,069	3,101	3,202	2,049	970	12,391	7,856	4,535

Total benefits and expenses	2,194,026	1,896,167	1,978,682	1,989,360	1,971,194	222,832	8,058,235	7,276,098	782,137

Operating income before income taxes	195,375	179,684	193,293	178,055	221,107	(25,732)	746,407	757,048	(10,641)

Operating income tax expense	54,649	28,066	65,292	59,228	59,688	(5,039)	207,235	253,019	(45,784)

Operating income	$140,726	$151,618	$128,001	$118,827	$161,419	$(20,693)	$539,172	$504,029	$35,143

Wgt. Average Common Shares Outstanding (Diluted)	73,812	74,254	74,530	73,836	75,052	(1,240)	74,108	74,694	(586)

Diluted Earnings Per Share - Operating Income	$1.91	$2.04	$1.72	$1.61	$2.15	$(0.24)	$7.28	$6.75	$0.53

Foreign currency effect*:
Net premiums	$(5,509)	$53,399	$77,277	$42,487	$23,933	$(29,442)	$167,654	$183,800	$(16,146)
Operating income before income taxes	$(2,407)	$6,846	$5,713	$4,634	$1,580	$(3,987)	$14,786	$18,260	$(3,474)

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 5

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010
Assets
Fixed maturity securities, available-for-sale	$16,200,950	$15,557,032	$15,153,807	$14,531,154	$14,304,597
Mortgage loans on real estate	991,731	934,694	908,048	906,869	885,811
Policy loans	1,260,400	1,228,890	1,229,663	1,222,016	1,228,418
Funds withheld at interest	5,410,424	5,445,886	5,671,844	5,595,146	5,421,952
Short-term investments	88,566	81,747	125,618	74,902	118,387
Other invested assets	1,012,541	1,020,043	799,341	756,377	707,403

Total investments	24,964,612	24,268,292	23,888,321	23,086,464	22,666,568
Cash and cash equivalents	962,870	802,651	710,973	467,672	463,661
Accrued investment income	144,334	190,298	160,436	155,182	127,874
Premiums receivable and other reinsurance balances	1,059,572	1,060,631	1,045,131	986,658	1,037,679
Reinsurance ceded receivables	626,194	727,290	781,006	807,929	769,699
Deferred policy acquisition costs	4,013,984	3,787,257	3,733,686	3,679,075	3,726,443
Other assets	332,466	347,035	339,724	327,039	289,984

Total assets	$32,104,032	$31,183,454	$30,659,277	$29,510,019	$29,081,908

Liabilities and Stockholders’ Equity
Future policy benefits	9,903,503	$9,445,222	$9,642,814	$9,438,432	$9,274,789
Interest-sensitive contract liabilities	8,394,468	8,378,159	8,100,608	7,747,203	7,774,481
Other policy claims and benefits	2,841,373	2,826,297	2,774,031	2,728,122	2,597,941
Other reinsurance balances	118,219	136,298	159,340	184,958	133,590
Deferred income taxes	1,831,869	1,662,806	1,421,480	1,415,333	1,396,747
Other liabilities	810,775	776,239	784,291	701,799	637,923
Short-term debt	—	199,997	199,993	255,989	199,985
Long-term debt	1,414,688	1,414,546	1,414,406	1,016,510	1,016,425
Collateral finance facility	652,032	681,004	837,789	839,354	850,039
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	—	—	—	159,455	159,421

Total liabilities	25,966,927	25,520,568	25,334,752	24,487,155	24,041,341

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	734
Warrants	—	—	—	—	66,912
Additional paid-in-capital	1,727,774	1,719,683	1,713,893	1,708,096	1,478,398
Retained earnings	3,131,934	2,989,231	2,856,009	2,738,868	2,587,403
Treasury stock	(346,449)	(352,106)	(310,856)	(323,689)	(295)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	234,697	198,843	311,653	297,513	270,526
Unrealized appreciation of securities, net of income taxes	1,419,318	1,119,724	767,023	615,631	651,449
Pension and postretirement benefits, net of income taxes	(30,960)	(13,280)	(13,988)	(14,346)	(14,560)

Total stockholders’ equity	6,137,105	5,662,886	5,324,525	5,022,864	5,040,567

Total liabilities and stockholders’ equity	$32,104,032	$31,183,454	$30,659,277	$29,510,019	$29,081,908

Total stockholders’ equity, excluding AOCI	$4,514,050	$4,357,599	$4,259,837	$4,124,066	$4,133,152

Quarterly Financial Supplement	Page 6

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	vs. PY Quarter	Dec. 31, 2011	Dec. 31, 2010	Change

Revenues:
Net premiums	$1,099,409	$971,190	$973,837	$935,053	$1,009,758	$89,651	$3,979,489	$3,775,951	$203,538
Investment income, net of related expenses	124,432	122,687	124,564	119,781	117,272	7,160	491,464	476,111	15,353
Other revenue	1,571	599	738	493	504	1,067	3,401	1,720	1,681

Total revenues	1,225,412	1,094,476	1,099,139	1,055,327	1,127,534	97,878	4,474,354	4,253,782	220,572

Benefits and expenses:
Claims and other policy benefits	952,226	844,090	839,173	822,407	842,335	109,891	3,457,896	3,214,336	243,560
Interest credited	15,174	15,166	14,967	14,584	14,826	348	59,891	64,472	(4,581)
Policy acquisition costs and other insurance expenses	148,020	131,810	132,172	127,462	142,057	5,963	539,464	530,826	8,638
Other operating expenses	23,971	20,299	19,486	21,350	21,221	2,750	85,106	78,917	6,189

Total benefits and expenses	1,139,391	1,011,365	1,005,798	985,803	1,020,439	118,952	4,142,357	3,888,551	253,806
Operating income before income taxes	86,021	83,111	93,341	69,524	107,095	(21,074)	331,997	365,231	(33,234)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	86,021	83,111	93,341	69,524	107,095	(21,074)	331,997	365,231	(33,234)
Investment and derivative (losses) gains - non-operating	30,075	5,056	205	8,875	6,246	23,829	44,211	24,824	19,387

Income before income taxes	$116,096	$88,167	$93,546	$78,399	$113,341	$2,755	$376,208	$390,055	$(13,847)

Loss and Expense Ratios:
Claims and other policy benefits	86.6%	86.9%	86.2%	88.0%	83.4%	3.2%	86.9%	85.1%	1.8%
Policy acquisition costs and other insurance expenses	13.5%	13.6%	13.6%	13.6%	14.1%	-0.6%	13.6%	14.1%	-0.5%
Other operating expenses	2.2%	2.1%	2.0%	2.3%	2.1%	0.1%	2.1%	2.1%	0.0%

Quarterly Financial Supplement	Page 7

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands except account values)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Net premiums	$3,619	$2,786	$3,459	$3,325	$3,401	$218	$13,189	$21,130	$(7,941)
Investment income, net of related expenses	79,479	20,238	97,944	159,414	129,985	(50,506)	357,075	364,476	(7,401)
Investment related gains (losses), net	(82)	(14)	(20)	(16)	(18)	(64)	(132)	(72)	(60)
Other revenue	20,154	19,827	23,536	24,001	24,156	(4,002)	87,518	86,598	920

Total revenues	103,170	42,837	124,919	186,724	157,524	(54,354)	457,650	472,132	(14,482)

Benefits and expenses:
Claims and other policy benefits	2,766	4,431	4,264	2,816	3,131	(365)	14,277	15,273	(996)
Interest credited	53,965	(17,733)	59,603	118,230	90,017	(36,052)	214,065	235,599	(21,534)
Policy acquisition costs and other insurance expenses	16,829	53,236	39,323	42,755	41,614	(24,785)	152,143	144,177	7,966
Other operating expenses	2,434	1,886	1,743	2,154	2,781	(347)	8,217	10,797	(2,580)

Total benefits and expenses	75,994	41,820	104,933	165,955	137,543	(61,549)	388,702	405,846	(17,144)

Operating income (loss) before income taxes	27,176	1,017	19,986	20,769	19,981	7,195	68,948	66,286	2,662

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	27,176	1,017	19,986	20,769	19,981	7,195	68,948	66,286	2,662
Investment and derivative (losses) gains - non-operating (1)	(23,077)	219,530	28,681	(18,704)	(109,171)	86,094	206,430	35,495	170,935
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(86,759)	(103,949)	10,525	90,535	43,780	(130,539)	(89,648)	160,274	(249,922)
GMXB embedded derivatives (1)	29,261	(260,239)	(25,860)	32,654	121,209	(91,948)	(224,184)	(28,786)	(195,398)
Funds withheld losses (gains) - investment income	194	9,806	7,185	(12,041)	8,240	(8,046)	5,144	20,424	(15,280)
Funds withheld losses (gains) - policy acq. costs	(47)	(1,034)	(1,793)	1,925	(793)	746	(949)	(2,443)	1,494
EIA embedded derivatives - interest credited	(9,490)	(37,539)	(21,011)	26,751	25,741	(35,231)	(41,289)	(9,897)	(31,392)
EIA embedded derivatives - policy acq. costs	(6,908)	3,664	2,073	(2,944)	(3,008)	(3,900)	(4,115)	(566)	(3,549)
DAC offset, net	82,837	107,709	(4,158)	(72,567)	(49,618)	132,455	113,821	(108,909)	222,730

Income before income taxes	$13,187	$(61,035)	$15,628	$66,378	$56,361	$(43,174)	$34,158	$131,878	$(97,720)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 8

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
(USD millions)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010
Annuity account values:

Fixed annuities (deferred)	$879	$856	$835	$804	$822

Net interest spread (fixed annuities):	2.8%	2.7%	2.2%	2.7%	2.4%

Equity-indexed annuities	$4,881	$4,327	$4,324	$4,258	$4,239

Variable annuities:
No riders	$986	$979	$1,114	$1,172	$1,156
GMDB only	85	76	89	91	90
GMIB only	6	5	6	6	6
GMAB only	55	54	63	64	64
GMWB only	1,538	1,524	1,751	1,773	1,735
GMDB / WB	498	428	493	500	492
Other	31	30	35	36	36

Total VA account values	$3,199	$3,096	$3,551	$3,642	$3,579

Fair value of liabilities associated with living benefit riders	$277	$306	$46	$20	$53

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$198	$199	$199	$199	$199

Bank-owned life insurance (BOLI)	$508	$505	$502	$498	$494

Other asset-intensive business	$78	$79	$85	$87	$90

Quarterly Financial Supplement	Page 9

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Investment income, net of related expenses	$131	$168	$62	$(197)	$63	$68	$164	$273	$(109)
Other revenue	9,558	8,619	9,194	9,002	7,029	2,529	36,373	23,507	12,866

Total revenues	9,689	8,787	9,256	8,805	7,092	2,597	36,537	23,780	12,757
Benefits and expenses:
Policy acquisition costs and other insurance expenses	743	798	797	853	447	296	3,191	2,014	1,177
Other operating expenses	2,025	1,584	1,469	1,797	1,067	958	6,875	4,223	2,652

Total benefits and expenses	2,768	2,382	2,266	2,650	1,514	1,254	10,066	6,237	3,829
Operating income before income taxes	6,921	6,405	6,990	6,155	5,578	1,343	26,471	17,543	8,928

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,921	6,405	6,990	6,155	5,578	1,343	26,471	17,543	8,928
Investment and derivative (losses) gains - non-operating	(87)	(13)	7	(35)	(23)	(64)	(128)	(86)	(42)

Income before income taxes	$6,834	$6,392	$6,997	$6,120	$5,555	$1,279	$26,343	$17,457	$8,886

Quarterly Financial Supplement	Page 10

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Net premiums	$224,763	$185,790	$209,717	$215,028	$205,925	$18,838	$835,298	$797,206	$38,092
Investment income, net of related expenses	41,537	52,611	45,052	44,901	41,534	3	184,101	165,138	18,963
Investment related gains (losses), net	1,579	1,267	1,183	1,169	1,187	392	5,198	3,935	1,263
Other revenue	(9)	440	4,980	22	59	(68)	5,433	1,146	4,287

Total revenues	267,870	240,108	260,932	261,120	248,705	19,165	1,030,030	967,425	62,605

Benefits and expenses:
Claims and other policy benefits	165,456	162,734	165,860	179,055	152,038	13,418	673,105	656,358	16,747
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	50,770	32,568	44,422	47,089	50,966	(196)	174,849	167,572	7,277
Other operating expenses	10,645	9,129	8,793	8,694	9,058	1,587	37,261	29,864	7,397

Total benefits and expenses	226,871	204,431	219,075	234,838	212,062	14,809	885,215	853,794	31,421

Operating income before income taxes	40,999	35,677	41,857	26,282	36,643	4,356	144,815	113,631	31,184

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	40,999	35,677	41,857	26,282	36,643	4,356	144,815	113,631	31,184
Investment and derivative (losses) gains - non-operating	6,545	8,729	2,135	4,389	(454)	6,999	21,798	8,747	13,051

Income before income taxes	$47,544	$44,406	$43,992	$30,671	$36,189	$11,355	$166,613	$122,378	$44,235

Loss and Expense Ratios:
Loss ratios (creditor business)	36.3%	38.4%	39.7%	37.7%	39.1%	-2.8%	37.9%	39.6%	-1.7%
Loss ratios (excluding creditor business)	85.5%	96.9%	88.8%	97.6%	84.3%	1.2%	92.1%	94.4%	-2.3%
Claims and other policy benefits / (net premiums + investment income)	62.1%	68.3%	65.1%	68.9%	61.4%	0.7%	66.0%	68.2%	-2.2%
Policy acquisition costs and other insurance expenses (creditor business)	59.2%	52.8%	57.3%	55.3%	56.4%	2.8%	56.6%	54.0%	2.6%
Policy acquisition costs and other insurance expenses (excluding creditor business)	10.9%	10.9%	12.2%	11.3%	15.3%	(4.4%)	11.3%	11.7%	-0.4%
Other operating expenses	4.7%	4.9%	4.2%	4.0%	4.4%	0.3%	4.5%	3.7%	0.8%

Foreign currency effect*:
Net premiums	$(2,669)	$10,269	$12,409	$11,248	$8,357	$(11,026)	$31,257	$72,820	$(41,563)
Operating income before income taxes	$(641)	$2,571	$3,021	$453	$1,858	$(2,499)	$5,404	$7,602	$(2,198)

Creditor reinsurance net premiums	$54,227	$29,895	$41,613	$51,584	$47,467	$6,760	$177,319	$175,965	$1,354

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 11

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	vs. PY Quarter	Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Net premiums	$356,284	$286,054	$283,019	$269,120	$257,980	$98,304	$1,194,477	$918,513	$275,964
Investment income, net of related expenses	10,977	10,552	10,174	9,854	9,737	1,240	41,557	34,517	7,040
Other revenue	1,035	1,196	1,745	1,055	296	739	5,031	2,099	2,932

Total revenues	368,296	297,802	294,938	280,029	268,013	100,283	1,241,065	955,129	285,936

Benefits and expenses:
Claims and other policy benefits	293,126	248,890	242,973	216,932	195,172	97,954	1,001,921	734,392	267,529
Policy acquisition costs and other insurance expenses	7,008	10,462	9,953	12,059	8,153	(1,145)	39,482	43,961	(4,479)
Other operating expenses	29,511	24,569	26,527	25,012	28,301	1,210	105,619	93,526	12,093

Total benefits and expenses	329,645	283,921	279,453	254,003	231,626	98,019	1,147,022	871,879	275,143
Operating income before income taxes	38,651	13,881	15,485	26,026	36,387	2,264	94,043	83,250	10,793

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	38,651	13,881	15,485	26,026	36,387	2,264	94,043	83,250	10,793
Investment and derivative (losses) gains - non-operating	2,951	2,000	756	293	(1,030)	3,981	6,000	2,584	3,416

Income before income taxes	$41,602	$15,881	$16,241	$26,319	$35,357	$6,245	$100,043	$85,834	$14,209

Loss and Expense Ratios:
Claims and other policy benefits	82.3%	87.0%	85.9%	80.6%	75.7%	6.6%	83.9%	80.0%	3.9%
Policy acquisition costs and other insurance expenses	2.0%	3.7%	3.5%	4.5%	3.2%	-1.2%	3.3%	4.8%	-1.5%
Other operating expenses	8.3%	8.6%	9.4%	9.3%	11.0%	-2.7%	8.8%	10.2%	-1.4%

Foreign currency effecteffect*::
Net premiums	$(9,136)	$9,234	$24,686	$6,466	$(5,502)	$(3,634)	$31,250	$(4,047)	$35,297
Operating income before income taxes	$(1,605)	$669	$1,712	$233	$(704)	$(901)	$1,009	$(2,712)	$3,721

Critical illness net premiums	$61,564	$59,679	$63,320	$60,261	$58,102	$3,462	$244,824	$224,075	$20,749

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 12

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	vs. PY Quarter	Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Net premiums	$348,358	$328,259	$316,356	$311,517	$322,544	$25,814	$1,304,490	$1,139,065	$165,425
Investment income, net of related expenses	21,346	21,133	21,402	19,634	18,997	2,349	83,515	70,552	12,963
Investment related gains (losses), net	1,237	1,452	1,377	(108)	365	872	3,958	1,153	2,805
Other revenue	9,741	8,557	7,283	8,492	6,642	3,099	34,073	26,419	7,654

Total revenues	380,682	359,401	346,418	339,535	348,548	32,134	1,426,036	1,237,189	188,847

Benefits and expenses:
Claims and other policy benefits	306,802	254,739	267,362	247,930	277,926	28,876	1,076,833	926,383	150,450
Interest Credited	254	280	615	—	—	254	1,149	—	1,149
Policy acquisition costs and other insurance expenses	44,553	45,409	44,140	40,820	36,336	8,217	174,922	133,300	41,622
Other operating expenses	30,254	27,598	26,089	25,127	26,164	4,090	109,068	93,746	15,322

Total benefits and expenses	381,863	328,026	338,206	313,877	340,426	41,437	1,361,972	1,153,429	208,543

Operating income before income taxes	(1,181)	31,375	8,212	25,658	8,122	(9,303)	64,064	83,760	(19,696)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	(1,181)	31,375	8,212	25,658	8,122	(9,303)	64,064	83,760	(19,696)
Investment and derivative (losses) gains - non-operating	5,309	(1,625)	(298)	(330)	1,949	3,360	3,056	5,000	(1,944)

Income before income taxes	$4,128	$29,750	$7,914	$25,328	$10,071	$(5,943)	$67,120	$88,760	$(21,640)

Loss and Expense Ratios:
Claims and other policy benefits	88.1%	77.6%	84.5%	79.6%	86.2%	1.9%	82.5%	81.3%	1.2%
Policy acquisition costs and other insurance expenses	12.8%	13.8%	14.0%	13.1%	11.3%	1.5%	13.4%	11.7%	1.7%
Other operating expenses	8.7%	8.4%	8.2%	8.1%	8.1%	0.6%	8.4%	8.2%	0.2%

Foreign currency effect*:
Net premiums	$6,296	$33,908	$40,222	$24,825	$21,020	$(14,724)	$105,251	$114,988	$(9,737)
Operating income before income taxes	$325	$3,379	$557	$1,555	$487	$(162)	$5,816	$7,318	$(1,502)

Critical illness net premiums	$40,566	$30,135	$41,003	$45,622	$52,386	$(11,820)	$157,326	$186,246	$(28,920)

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 13

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	vs. PY Quarter	Dec. 31, 2011	Dec. 31, 2010	Change
Revenues:
Net premiums	$2,283	$2,086	$2,288	$2,087	$2,291	$(8)	$8,744	$7,815	$929
Investment income, net of related expenses	26,415	31,015	31,053	29,694	29,399	(2,984)	118,177	107,169	11,008
Investment related gains (losses), net	903	(686)	31	485	(489)	1,392	733	(1,146)	1,879
Other revenue	4,681	25	3,001	3,609	3,684	997	11,316	9,871	1,445

Total revenues	34,282	32,440	36,373	35,875	34,885	(603)	138,970	123,709	15,261

Benefits and expenses:
Claims and other policy benefits	197	(119)	381	309	243	(46)	768	413	355
Interest credited	1	(1)	—	—	1	—	—	14	(14)
Policy acquisition costs and other insurance expenses	(14,109)	(14,716)	(13,403)	(13,471)	(13,548)	(561)	(55,699)	(53,815)	(1,884)
Other operating expenses	23,160	8,964	13,054	17,625	13,624	9,536	62,803	50,898	11,905
Interest expense	25,226	27,025	25,818	24,569	25,215	11	102,638	90,996	11,642
Collateral finance facility expense	3,019	3,069	3,101	3,202	2,049	970	12,391	7,856	4,535

Total benefits and expenses	37,494	24,222	28,951	32,234	27,584	9,910	122,901	96,362	26,539

Operating income (loss) before income taxes	(3,212)	8,218	7,422	3,641	7,301	(10,513)	16,069	27,347	(11,278)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	(3,212)	8,218	7,422	3,641	7,301	(10,513)	16,069	27,347	(11,278)
Investment and derivative (losses) gains - non-operating	(15,319)	(11,108)	8,666	4,413	11,082	(26,401)	(13,348)	108	(13,456)
Gain on repurchase of collateral finance facility securities	9,725	50,869	—	4,971	—	9,725	65,565	—	65,565
Loss on retirement of PIERS	—	—	—	(4,391)	—	—	(4,391)	—	(4,391)

Income before income taxes	$(8,806)	$47,979	$16,088	$8,634	$18,383	$(27,189)	$63,895	$27,455	$36,440

Foreign currency effect*:
Net premiums	$—	$(12)	$(40)	$(52)	$58	$(58)	$(104)	$39	$(143)
Operating income before income taxes	$(486)	$227	$423	$2,393	$(61)	$(425)	$2,557	$6,052	$(3,495)

*	Compared to comparable prior year period

Quarterly Financial Supplement	Page 14

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Change
U.S. Traditional	$86,021	$83,111	$93,341	$69,524	$107,095	$(21,074)	$331,997	$365,231	$(33,234)
U.S. Asset Intensive	27,176	1,017	19,986	20,769	19,981	7,195	68,948	66,286	2,662
U.S.FinancialReinsurance	6,921	6,405	6,990	6,155	5,578	1,343	26,471	17,543	8,928

Total U.S. Segment	120,118	90,533	120,317	96,448	132,654	(12,536)	427,416	449,060	(21,644)
Canadian Segment	40,999	35,677	41,857	26,282	36,643	4,356	144,815	113,631	31,184
Europe & South Africa Segment	38,651	13,881	15,485	26,026	36,387	2,264	94,043	83,250	10,793
Asia Pacific Segment	(1,181)	31,375	8,212	25,658	8,122	(9,303)	64,064	83,760	(19,696)
Corporate and Other	(3,212)	8,218	7,422	3,641	7,301	(10,513)	16,069	27,347	(11,278)

Consolidated	$195,375	$179,684	$193,293	$178,055	$221,107	$(25,732)	$746,407	$757,048	$(10,641)

Quarterly Financial Supplement	Page 15

Reinsurance Group of America, Incorporated

Investments

	(USD thousands)

Cash and Invested Assets
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010
Fixed maturity securities, available-for-sale	$16,200,950	$15,557,032	$15,153,807	$14,531,154	$14,304,597
Mortgage loans on real estate	991,731	934,694	908,048	906,869	885,811
Policy loans	1,260,400	1,228,890	1,229,663	1,222,016	1,228,418
Funds withheld at interest	5,410,424	5,445,886	5,671,844	5,595,146	5,421,952
Short-term investments	88,566	81,747	125,618	74,902	118,387
Other invested assets	1,012,541	1,020,043	799,341	756,377	707,403
Cash and cash equivalents	962,870	802,651	710,973	467,672	463,661

Total cash and invested assets	$25,927,482	$25,070,943	$24,599,294	$23,554,136	$23,130,229

Investment Income and Yield Summary

(Excludes Funds Withheld Portfolios)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010		Dec. 31, 2011	Dec. 31, 2010	Change
Average invested assets at amortized cost	$17,765,960	$17,683,301	$17,446,168	$16,762,725	$16,257,365	$1,508,595	$17,075,561	$15,283,113	$1,792,448
Net investment income	$226,077	$229,373	$228,728	$219,908	$216,176	$9,901	$904,086	$858,320	$45,766

Annualized investment yield(ratio of net investment income to average invested assets)	5.19%	5.29%	5.35%	5.35%	5.43%	-0.24%	5.29%	5.62%	-0.33%

Quarterly Financial Supplement	Page 16

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

December 31, 2011
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$6,931,958	$654,519	$125,371	$7,461,106	46.0%	$—
Canadian and Canadian provincial governments	2,507,802	1,362,160	29	3,869,933	23.9%	—
Residential mortgage-backed securities	1,167,265	76,393	16,424	1,227,234	7.6%	(1,042)
Asset-backed securities	443,974	11,692	53,675	401,991	2.5%	(5,256)
Commercial mortgage-backed securities	1,233,958	87,750	79,489	1,242,219	7.7%	(12,225)
U.S. government and agencies	341,087	32,976	61	374,002	2.3%	—
State and political subdivisions	184,308	24,419	3,341	205,386	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,372,528	50,127	3,576	1,419,079	8.7%	—

Total fixed maturity securities	$14,182,880	$2,300,036	$281,966	$16,200,950	100.0%	$(18,523)

Non-redeemable preferred stock	82,488	4,677	8,982	78,183	68.6%
Other equity securities	35,352	1,903	1,538	35,717	31.4%

Total equity securities	$117,840	$6,580	$10,520	$113,900	100.0%

December 31, 2010
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$6,384,262	$426,933	$100,751	$6,710,444	46.9%	$—
Canadian and Canadian provincial governments	2,386,428	675,132	3,993	3,057,567	21.4%	—
Residential mortgage-backed securities	1,443,892	55,765	26,580	1,473,077	10.3%	(1,650)
Asset-backed securities	440,752	12,001	61,544	391,209	2.7%	(4,963)
Commercial mortgage-backed securities	1,353,279	81,839	97,265	1,337,853	9.4%	(10,010)
U.S. government and agencies	199,129	7,795	708	206,216	1.4%	—
State and political subdivisions	170,479	2,098	8,117	164,460	1.2%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	966,801	11,574	14,604	963,771	6.7%	—

Total fixed maturity securities	$13,345,022	$1,273,137	$313,562	$14,304,597	100.0%	$(16,623)

Non-redeemable preferred stock	100,718	4,130	5,298	99,550	71.0%
Other equity securities	34,832	6,100	271	40,661	29.0%

Total equity securities	$135,550	$10,230	$5,569	$140,211	100.0%

Quarterly Financial Supplement	Page 17

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	December 31, 2011				December 31, 2010
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings
Financial Institutions
Banking	$1,477,638	$1,454,124	19.2%	A	$1,441,053	$1,445,457	21.1%	A
Brokerage	59,288	63,101	0.8%	A	98,351	103,902	1.5%	A-
Finance Comp.	158,271	161,992	2.1%	A	186,214	195,869	2.9%	A-
Insurance	391,092	413,339	5.5%	A-	403,557	422,996	6.2%	A-
REITs	300,401	316,192	4.2%	BBB+	178,106	187,587	2.7%	BBB+
Other Finance	130,984	135,812	1.8%	A-	246,366	251,609	3.7%	A-

Total Financial Institutions	2,517,674	2,544,560	33.6%		2,553,647	2,607,420	38.1%
Industrials
Basic	367,323	402,225	5.3%	BBB+	349,522	376,723	5.5%	BBB
Capital Goods	360,309	396,150	5.2%	BBB+	349,526	372,557	5.4%	BBB+
Communications	674,182	745,064	9.8%	BBB+	583,173	631,659	9.2%	BBB+
Consumer Cyclical	407,873	438,034	5.8%	BBB+	309,255	324,648	4.7%	BBB+
Consumer Noncyclical	691,245	784,819	10.4%	A-	646,383	693,785	10.1%	A-
Energy	405,317	454,727	6.0%	BBB+	360,875	390,743	5.7%	BBB+
Technology	245,954	269,301	3.6%	BBB+	228,702	238,975	3.5%	BBB+
Transportation	219,605	234,822	3.1%	BBB+	213,873	225,189	3.3%	BBB
Other Industrial	41,266	46,053	0.6%	BBB	48,711	51,386	0.8%	BBB

Total Industrials	3,413,074	3,771,195	49.8%		3,090,020	3,305,665	48.2%
Utilities
Electric	673,725	756,033	10.0%	BBB+	592,022	620,470	9.1%	BBB+
Natural Gas	398,648	447,617	5.9%	BBB	256,815	282,673	4.1%	BBB+
Other Utility	43,377	51,921	0.7%	A-	23,002	29,700	0.4%	A-

Total Utilities	1,115,750	1,255,571	16.6%		871,839	932,843	13.6%
Other Sectors	3,300	3,680	0.0%	AA-	4,306	4,727	0.1%	AA-

Total	$7,049,798	$7,575,006	100.0%	BBB+	$6,519,812	$6,850,655	100.0%	A-

Quarterly Financial Supplement	Page 18

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		December 31, 2011			September 30, 2011			June 30, 2011			March 31, 2011			December 31, 2010
NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$2,205,406	$2,304,991	14.2%	$2,375,876	$2,459,503	15.8%	$3,261,242	$3,360,370	22.2%	$3,397,610	$3,470,262	23.9%	$3,516,872	$3,592,987	25.1%
1	AA	4,675,653	5,815,846	35.9%	4,351,791	5,254,456	33.8%	3,593,909	4,103,688	27.0%	3,369,423	3,765,275	25.9%	3,284,387	3,758,523	26.3%
1	A	3,206,553	3,822,796	23.6%	3,231,583	3,736,883	24.0%	3,250,321	3,587,885	23.7%	3,206,317	3,480,683	24.0%	2,896,256	3,205,431	22.4%
2	BBB	3,283,937	3,522,411	21.8%	3,187,296	3,402,993	21.9%	3,129,518	3,330,600	22.0%	2,863,853	3,041,200	20.9%	2,860,603	3,035,593	21.2%
3	BB	446,610	436,001	2.7%	444,042	423,559	2.7%	464,363	466,393	3.1%	492,097	497,056	3.4%	460,675	450,368	3.2%
4	B	244,645	210,222	1.3%	229,658	196,617	1.3%	248,242	229,591	1.5%	218,541	203,594	1.4%	239,604	191,287	1.3%
5	CCC and lower	95,128	71,410	0.4%	78,310	60,014	0.4%	65,181	49,540	0.3%	67,395	50,231	0.3%	63,859	47,493	0.3%
6	In or near default	24,948	17,273	0.1%	28,343	23,007	0.1%	28,571	25,740	0.2%	21,747	22,853	0.2%	22,766	22,915	0.2%

	Total	$14,182,880	$16,200,950	100.0%	$13,926,899	$15,557,032	100.0%	$14,041,347	$15,153,807	100.0%	$13,636,983	$14,531,154	100.0%	$13,345,022	$14,304,597	100.0%

Structured Fixed Maturity Securities

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$561,156	$619,010	$596,072	$660,833	$637,806	$674,599	$662,505	$690,577	$636,931	$668,405
Non-agency	606,109	608,224	642,791	646,941	682,952	691,185	712,661	725,551	806,961	804,672

Total residential mortgage-backed securities	1,167,265	1,227,234	1,238,863	1,307,774	1,320,758	1,365,784	1,375,166	1,416,128	1,443,892	1,473,077
Commercial mortgage-backed securities	1,233,958	1,242,219	1,330,302	1,326,994	1,333,832	1,359,105	1,344,194	1,365,715	1,353,279	1,337,853
Asset-backed securities	443,974	401,991	412,468	372,957	415,637	376,920	420,028	377,573	440,752	391,209

Total	$2,845,197	$2,871,444	$2,981,633	$3,007,725	$3,070,227	$3,101,809	$3,139,388	$3,159,416	$3,237,923	$3,202,139

Quarterly Financial Supplement	Page 19

Investments

(USD thousands)

Subprime Mortgage Exposure

(Includes Funds Withheld Portfolios)

	December 31, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$6,179	$5,587	$22,819	$21,477	$8,631	$8,425
2006	—	—	2,151	2,000	—	—
2007	—	—	—	—	—	—
2008 - 2011	—	—	—	—	—	—

Total	$6,179	$5,587	$24,970	$23,477	$8,631	$8,425

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$14,528	$12,996	$69,056	$39,864	$121,213	$88,349
2006	—	—	2,045	2,980	4,196	4,980
2007	—	—	4,498	2,566	4,498	2,566
2008 - 2011	6,812	6,757	—	—	6,812	6,757

Total	$21,340	$19,753	$75,599	$45,410	$136,719	$102,652

	December 31, 2010
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2010	—	—	—	—	—	—

Total	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$22,608	$19,213	$71,582	$41,308	$147,846	$109,919
2006	—	—	2,152	2,508	2,152	2,508
2007	—	—	5,279	3,329	5,279	3,329
2008 - 2010	—	—	—	—	—	—

Total	$22,608	$19,213	$79,013	$47,145	$155,277	$115,756

Quarterly Financial Supplement	Page 20

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	December 31, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$92,275	$98,213	$130,890	$143,609	$32,504	$31,187
2006	260,765	277,959	52,883	59,727	52,805	55,074
2007	201,228	214,510	23,565	18,700	116,898	122,945
2008	8,975	9,053	48,818	59,536	17,012	19,237
2009	1,664	1,709	12,367	13,684	7,060	9,515
2010	27,946	28,872	49,323	53,480	19,434	20,727
2011	20,047	20,002	11,146	12,079	7,563	7,594

Total	$612,900	$650,318	$328,992	$360,815	$253,276	$266,279

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$24,750	$24,295	$52,475	$40,753	$332,894	$338,057
2006	27,995	26,563	53,205	43,559	447,653	462,882
2007	102,604	108,047	113,946	77,718	558,241	541,920
2008	—	—	24,916	17,554	99,721	105,380
2009	—	—	—	—	21,091	24,908
2010	—	—	—	—	96,703	103,079
2011	—	—	—	—	38,756	39,675

Total	$155,349	$158,905	$244,542	$179,584	$1,595,059	$1,615,901

NOTE: Totals include directly held investments with amortized cost of $1,234.0 million and fair value of $1,242.2 million as well as investments in funds withheld with amortized cost of $361.1 million and fair value of $373.7 million.

	December 31, 2010
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$261,763	$282,522	$81,795	$85,675	$63,234	$63,491
2006	314,043	328,422	46,372	50,217	48,851	49,949
2007	255,589	270,731	29,493	23,512	92,910	96,790
2008	29,547	33,115	37,291	39,657	7,495	7,886
2009	8,020	7,877	3,088	3,505	6,834	9,675
2010	69,580	68,879	5,193	4,800	10,970	10,928

Total	$938,542	$991,546	$203,232	$207,366	$230,294	$238,719

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$67,341	$66,392	$56,882	$44,770	$531,015	$542,850
2006	32,651	31,646	56,636	39,127	498,553	499,361
2007	99,796	105,962	125,123	77,459	602,911	574,454
2008	—	—	24,085	15,234	98,418	95,892
2009	—	—	—	—	17,942	21,057
2010	—	—	—	—	85,743	84,607

Total	$199,788	$204,000	$262,726	$176,590	$1,834,582	$1,818,221

NOTE: Totals include directly held investments with amortized cost of $1,353.3 million and fair value of $1,337.9 million as well as investments in funds withheld with amortized cost of $481.3 million and fair value of $480.4 million.

Quarterly Financial Supplement	Page 21

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$126,250	43.1%	$139,671	46.1%	$120,770	51.7%	$142,936	53.4%	$143,451	44.9%
20% or more for less than six months	46,386	15.9%	49,034	16.2%	7,742	3.3%	7,229	2.7%	17,293	5.4%
20% or more for six months or greater	109,330	37.4%	105,170	34.7%	102,017	43.6%	110,349	41.2%	152,818	47.9%

Total	$281,966	96.4%	$293,875	97.0%	$230,529	98.6%	$260,514	97.3%	$313,562	98.2%

Equity Securities

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$4,905	1.7%	$4,774	1.6%	$3,019	1.3%	$5,196	1.9%	$2,953	0.9%
20% or more for less than six months	5,117	1.7%	4,142	1.4%	223	0.1%	691	0.3%	821	0.3%
20% or more for six months or greater	498	0.2%	49	0.0%	48	0.0%	1,304	0.5%	1,795	0.6%

Total	$10,520	3.6%	$8,965	3.0%	$3,290	1.4%	$7,191	2.7%	$5,569	1.8%

Quarterly Financial Supplement	Page 22

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of December 31, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities
Corporate securities	$790,758	$40,180	$286,244	$63,117	$1,077,002	$103,297
Canadian and Canadian provincial governments	3,094	29	—	—	3,094	29
Residential mortgage-backed securities	128,622	3,549	58,388	10,382	187,010	13,931
Asset-backed securities	101,263	3,592	93,910	29,036	195,173	32,628
Commercial mortgage-backed securities	109,455	3,538	58,979	22,001	168,434	25,539
U.S. government and agencies	1,764	61	—	—	1,764	61
State and political subdivisions	21,045	1,845	12,273	1,268	33,318	3,113
Other foreign government, supranational, and foreign government-sponsored enterprises	148,416	1,085	16,588	2,491	165,004	3,576

Investment grade securities	$1,304,417	$53,879	$526,382	$128,295	$1,830,799	$182,174

Non-investment grade securities
Corporate securities	212,795	10,852	47,310	11,222	260,105	22,074
Residential mortgage-backed securities	23,199	712	10,459	1,781	33,658	2,493
Asset-backed securities	2,363	940	21,275	20,107	23,638	21,047
Commercial mortgage-backed securities	34,918	7,220	62,357	46,730	97,275	53,950
State and political subdivisions	4,000	228	—	—	4,000	228

Non-investment grade securities	$277,275	$19,952	$141,401	$79,840	$418,676	$99,792

Total fixed maturity securities	$1,581,692	$73,831	$667,783	$208,135	$2,249,475	$281,966

Non-redeemable preferred stock	19,516	4,478	15,694	4,504	35,210	8,982
Other equity securities	1,662	602	5,905	936	7,567	1,538

Total Equity securities	$21,178	$5,080	$21,599	$5,440	$42,777	$10,520

Total number of securities in an unrealized loss position	575		340		915

	As of December 31, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities
Corporate securities	$1,020,784	$30,438	$329,109	$58,539	$1,349,893	$88,977
Canadian and Canadian provincial governments	127,908	3,993	—	—	127,908	3,993
Residential mortgage-backed securities	195,406	4,986	105,601	13,607	301,007	18,593
Asset-backed securities	23,065	570	131,172	38,451	154,237	39,021
Commercial mortgage-backed securities	132,526	4,143	109,158	29,059	241,684	33,202
U.S. government and agencies	11,839	708	—	—	11,839	708
State and political subdivisions	68,229	2,890	31,426	5,227	99,655	8,117
Other foreign government, supranational, and foreign government-sponsored enterprises	462,272	6,694	82,815	7,910	545,087	14,604

Investment grade securities	2,042,029	54,422	789,281	152,793	2,831,310	207,215

Non-investment grade securities
Corporate securities	58,420	1,832	91,205	9,942	149,625	11,774
Residential mortgage-backed securities	1,162	605	38,206	7,382	39,368	7,987
Asset-backed securities	—	—	23,356	22,523	23,356	22,523
Commercial mortgage-backed securities	—	—	89,170	64,063	89,170	64,063
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	59,582	2,437	241,937	103,910	301,519	106,347

Total fixed maturity securities	$2,101,611	$56,859	$1,031,218	$256,703	$3,132,829	$313,562

Non-redeemable preferred stock	15,987	834	28,549	4,464	44,536	5,298
Other equity securities	6,877	271	318	—	7,195	271

Total Equity securities	$22,864	$1,105	$28,867	$4,464	$51,731	$5,569

Total number of securities in an unrealized loss position	520		508		1,028

Quarterly Financial Supplement	Page 23

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	vs. PY Quarter	Dec. 31, 2011	Dec. 31, 2010	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(11,824)	$(11,911)	$(5,582)	$(1,556)	$(16,097)	$4,273	$(30,873)	$(31,920)	$1,047
Portion of loss recognized in accumulated other comprehensive income (before taxes)	543	3,089	292	—	(186)	729	3,924	2,045	1,879

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(11,281)	(8,822)	(5,290)	(1,556)	(16,283)	5,002	(26,949)	(29,875)	2,926
Impairment losses on equity securities	(436)	—	(3,680)	—	—	(436)	(4,116)	(32)	(4,084)
Gain on investment activity	39,622	34,840	28,207	29,376	26,124	13,498	132,045	100,957	31,088
Loss on investment activity	(6,247)	(7,182)	(6,653)	(6,914)	(6,763)	516	(26,996)	(28,730)	1,734

Net gain/(loss) on fixed maturity and equity securities	21,658	18,836	12,584	20,906	3,078	18,580	73,984	42,320	31,664

Other impairment losses and change in mortgage loan provision	(5,258)	(2,370)	(3,186)	576	1,506	(6,764)	(10,238)	(5,976)	(4,262)
Other non-derivative gain/(loss), net	7,318	5,698	4,645	4,696	4,751	2,567	22,357	13,736	8,621

Free-standing Derivatives:
Credit Default Swaps	8,075	(10,018)	988	892	4,340	3,735	(63)	4,786	(4,849)
Interest Rate Swaps - non-hedged	20,818	142,907	25,343	(10,730)	(79,546)	100,364	178,338	68,734	109,604
Interest Rate Swaps - hedged	28	258	205	126	19	9	617	558	59
Futures	(22,866)	36,217	(2,873)	(11,423)	(23,766)	900	(945)	(44,959)	44,014
CPI Swaps	726	(219)	503	811	438	288	1,821	962	859
Equity options	(22,063)	30,530	3,919	(4,568)	(2,402)	(19,661)	7,818	(3,006)	10,824
Currency Forwards	561	1,374	595	(855)	1,226	(665)	1,675	3,387	(1,712)

Total free-standing derivatives	(14,721)	201,049	28,680	(25,747)	(99,691)	84,970	189,261	30,462	158,799

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(85,722)	(102,574)	10,525	90,535	43,780	(129,502)	(87,236)	160,274	(247,510)
GMXB	29,261	(260,239)	(25,860)	32,654	121,209	(91,948)	(224,184)	(28,786)	(195,398)

Total embedded derivatives	(56,461)	(362,813)	(15,335)	123,189	164,989	(221,450)	(311,420)	131,488	(442,908)

Net gain/(loss) on total derivatives	(71,182)	(161,764)	13,345	97,442	65,298	(136,480)	(122,159)	161,950	(284,109)

Total investment related gains / (losses), net	$(47,464)	$(139,600)	$27,388	$123,620	$74,633	$(122,097)	$(36,056)	$212,030	$(248,086)

Quarterly Financial Supplement	Page 24